UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 28, 2024

e.l.f. Beauty, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37873	46-4464131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

570 10th Street
Oakland, CA 94607
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 778-7787

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ELF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 28, 2024, the compensation committee of the board of directors of e.l.f. Beauty, Inc., a Delaware corporation (the “Company”), adopted the e.l.f. Beauty, Inc. Equity Award Retirement Policy (the “Equity Retirement Policy”) to provide for the treatment of certain restricted stock units (“RSUs”) and performance stock units (“PSUs”) that the Company grants to Retirement Eligible Employees (as defined in the Equity Retirement Policy) on or after June 1, 2024, the effective date of the Equity Retirement Policy, upon such Retirement Eligible Employees qualifying retirement from the Company Group (as defined in the Retirement Policy).

All employees of the Company Group are eligible for the Equity Retirement Policy. A Retirement Eligible Employee is generally defined as an employee of least the age of 55 who has been employed by the Company Group for at least five years, and who has a combination of age and years of services of at least 65.

Under the Equity Retirement Policy, upon the qualifying retirement of a Retirement Eligible Employee, which generally requires written notice of intent to retire at least 3 months in advance, the Retirement Eligible Employee’s then-outstanding RSUs that have been held at least 6 months and vest based solely on continuous service to the Company Group will vest in full on the Retirement Eligible Employee’s Retirement Date (as defined in the Equity Retirement Policy), and then-outstanding PSUs that have been held at least 6 months will remain outstanding and eligible to vest through the applicable vesting date and will vest based on actual achievement of the applicable performance goals. Benefits under the Retirement Policy are subject to such Retirement Eligible Employee (or such Retirement Eligible Employee’s estate) delivering a general release of claims against the Company Group in a form acceptable to the Company that becomes effective and irrevocable within 30 days after the Retirement Date.

The foregoing description of the Equity Retirement Policy does not purport to be complete and is qualified in its entirety by reference to the text of the Equity Retirement Policy, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	e.l.f. Beauty, Inc. Equity Award Retirement Policy

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2024		E.L.F. BEAUTY, INC.

	By:	/s/ Mandy Fields
Mandy Fields
Chief Financial Officer